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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 15, 2001

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                       WEST PHARMACEUTICAL SERVICES, INC.

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               (Exact name of registrant as specified in charter)



       Pennsylvania                      1-8036                  23-1210010
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 (State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

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     101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania      19341-0645
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     (Address of Principal Executive Offices)                     (Zip Code)


                                 (610) 594-2900
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On November 15, 2001, West Pharmaceutical Services, Inc. ("West") and its wholly-owned subsidiaries West Pharmaceutical Services Lakewood, Inc. ("Lakewood"), Charter Laboratories, Inc. ("Charter") and Paco Laboratories, Inc. ("Paco") announced the execution of an asset purchase agreement (the "Asset Purchase Agreement") with DFB Pharmaceuticals, Inc. ("DFB") and its wholly-owned subsidiary DPT Lakewood, Inc. ("DPT"). Pursuant to the terms of the Asset Purchase Agreement, all of the assets of Lakewood, Charter and Paco will be sold to DPT for a purchase price of $30 million, including the assumption by DFB and DPT of certain liabilities of Lakewood, Charter and Paco.

     The Asset Purchase Agreement is filed as an exhibit to this report and is incorporated herein by reference. The description of the Asset Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Asset Purchase Agreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS:

          EXHIBIT # DESCRIPTION

          2.1 Asset Purchase Agreement, dated as of November 15, 2001, by and among DFB Pharmaceuticals, Inc., DPT Lakewood, Inc., West Pharmaceutical Services, Inc., West Pharmaceutical Services Lakewood, Inc., Charter Laboratories, Inc. and Paco Laboratories, Inc.

          99.1 West Pharmaceutical Services, Inc. Press Release, dated November 15, 2001


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              WEST PHARMACEUTICAL SERVICES, INC.



Date: November 20, 2001       By: /s/  John R. Gailey III
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                                  John R. Gailey III
                                  Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement, dated as of November 15, 2001, by and among DFB Pharmaceuticals, Inc., DPT Lakewood, Inc., West Pharmaceutical Services, Inc., West Pharmaceutical Services Lakewood, Inc., Charter Laboratories, Inc. and Paco Laboratories, Inc.

99.1   West Pharmaceutical Services, Inc. Press Release, dated November 15, 2001


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